Exhibit 99.2

The	Supplementary	September 30, 2015
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

SEPTEMBER 30, 2015

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Quarterly	6-10
Underwriting Results - Year-To-Date	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	September 30		December 31
	2015		2014
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$3,052	7%	$1,318	3%
Fixed Maturities
Tax Exempt	19,873	46	19,772	45
Taxable	17,143	40	19,008	44
Equity Securities	1,771	4	1,964	5
Other Invested Assets	1,422	3	1,423	3

Total Invested Assets	$43,261	100%	$43,485	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,547		$1,822
Equity Securities	711		875

	2,258		2,697
Deferred Income Tax Liability	790		944

	$1,468		$1,753

Fixed Maturities – Average Credit Rating	Aa3		Aa3

Fixed Maturities – Average Duration (in years)	4.1		4.0

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	16,371		16,296

Total Capitalization	$19,671		$19,596

Debt as a Percentage of Total Capitalization	16.8%		16.8%

Actual Common Shares Outstanding	227.1		232.4

Book Value Per Common Share	$72.09		$70.12

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$67.66		$65.03

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third Quarter 2015	Nine Months 2015	From December 2005 to September 30, 2015
Cost of Shares Repurchased	$—	$604	$14,072

Average Cost Per Share	$—	$99.83	$59.88

Shares Repurchased	—	6,046,623	235,013,012

During the period from December 2005 through January 2014, the Board of Directors periodically authorized share repurchase programs. Pursuant to these authorizations, approximately 229 million shares of the Corporation’s common stock were repurchased. No shares or funds remain available under these authorizations.

In January 2015, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock. The Corporation suspended repurchases of its common stock in connection with its agreeing to be acquired by ACE Limited, which was announced on July 1, 2015. As of September 30, 2015, approximately $749 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2015	Dec. 31 2014	Sept. 30 2015	Dec. 31 2014
	(in millions)
Short Term Investments	$1,253	$585	$1,253	$585

Taxable Fixed Maturities	848	1,231	856	1,244

TOTAL	$2,101	$1,816	$2,109	$1,829

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2015	Dec. 31 2014	Sept. 30 2015	Dec. 31 2014
	(in millions)
Short Term Investments	$1,799	$733	$1,799	$733

Fixed Maturities

Tax Exempt	18,890	18,614	19,873	19,772

Taxable	15,731	17,113	16,287	17,764

Equity Securities	1,060	1,089	1,771	1,964

Other Invested Assets	1,422	1,423	1,422	1,423

TOTAL	$38,902	$38,972	$41,152	$41,656

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2015	2014	2015	2014
	(in millions)

CORPORATE INVESTMENT INCOME	$3	$3	$10	$11

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$160	$164	$490	$496

Taxable Interest	90	98	272	302

Other	13	15	42	43

Investment Expenses	(8)	(7)	(22)	(19)

TOTAL	$255	$270	$782	$822

Effective Tax Rate	17.7%	17.4%	17.6%	18.1%

After-Tax Annualized Yield	2.58%	2.70%	2.63%	2.76%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30 2015	Dec. 31 2014	Sept. 30 2014
	(in millions)

Estimated Statutory Policyholders’ Surplus	$15,050	$15,127	$15,325

Rolling Year Statutory Net Premiums Written	$12,716	$12,593	$12,490

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.84:1	0.83:1	0.82:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

NINE MONTHS ENDED SEPTEMBER 30, 2015

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	Sept. 30 2015	Dec. 31 2014	Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$393	$397	$(4)	$(3)	$(1)

Homeowners	820	748	72	15	57

Other	982	1,000	(18)	9	(27)

Total Personal	2,195	2,145	50	21	29

Commercial Insurance

Multiple Peril	1,718	1,750	(32)	(14)	(18)

Casualty	6,429	6,514	(85)	(12)	(73)

Workers’ Compensation	3,087	2,918	169	68	101

Property and Marine	891	883	8	(16)	24

Total Commercial	12,125	12,065	60	26	34

Specialty Insurance

Professional Liability	6,213	6,480	(267)	(230)	(37)

Surety	78	75	3	5	(2)

Total Specialty	6,291	6,555	(264)	(225)	(39)

Total Insurance	20,611	20,765	(154)	(178)	24

Reinsurance Assumed	243	274	(31)	(13)	(18)

Total	$20,854	$21,039	$(185)	$(191)	$6

The increase (decrease) in net unpaid losses for the nine months ended September 30, 2015 reflects an increase of $34 million related to catastrophes, including a decrease of $102 million for the quarter ended September 30, 2015.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$174	$190	$745	$735	$237	$242	$1,156	$1,167
Decrease (Increase) in Unearned Premiums	1	(6)	(53)	(51)	10	8	(42)	(49)

Net Premiums Earned	175	184	692	684	247	250	1,114	1,118

Net Losses Paid	110	114	379	354	131	117	620	585
Increase (Decrease) in Outstanding Losses	6	4	(60)	(16)	9	14	(45)	2

Net Losses Incurred	116	118	319	338	140	131	575	587

Expenses Incurred	56	59	232	227	97	104	385	390

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$3	$7	$141	$119	$10	$15	$154	$141

Ratios After Dividends to Policyholders:

Loss	66.3%	64.1%	46.1%	49.4%	56.7%	52.4%	51.6%	52.5%
Expense	32.2	31.1	31.1	30.9	40.9	43.0	33.3	33.4

Combined	98.5%	95.2%	77.2%	80.3%	97.6%	95.4%	84.9%	85.9%

Premiums Written as a % of Total	5.5%	6.0%	23.5%	23.2%	7.4%	7.6%	36.4%	36.8%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$289	$291	$396	$401	$326	$279	$323	$330	$1,334	$1,301
Decrease (Increase) in Unearned Premiums	(10)	(12)	24	9	(9)	4	51	36	56	37

Net Premiums Earned	279	279	420	410	317	283	374	366	1,390	1,338

Net Losses Paid	144	132	243	213	142	121	192	236	721	702
Increase (Decrease) in Outstanding Losses	(29)	(5)	(9)	56	57	44	20	(33)	39	62

Net Losses Incurred	115	127	234	269	199	165	212	203	760	764

Expenses Incurred	107	106	114	119	70	63	122	125	413	413

Dividends Incurred	—	—	—	—	10	10	—	—	10	10

Statutory Underwriting Income	$57	$46	$72	$22	$38	$45	$40	$38	$207	$151

Ratios After Dividends to Policyholders:

Loss	41.2%	45.5%	55.7%	65.6%	64.8%	60.5%	56.7%	55.4%	55.1%	57.5%
Expense	37.0	36.4	28.8	29.7	22.2	23.4	37.8	37.9	31.2	32.0

Combined	78.2%	81.9%	84.5%	95.3%	87.0%	83.9%	94.5%	93.3%	86.3%	89.5%

Premiums Written as a % of Total	9.1%	9.2%	12.5%	12.7%	10.3%	8.8%	10.2%	10.4%	42.1%	41.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$606	$629	$75	$72	$681	$701
Decrease (Increase) in Unearned Premiums	(24)	(39)	5	1	(19)	(38)

Net Premiums Earned	582	590	80	73	662	663

Net Losses Paid	325	312	1	6	326	318
Increase (Decrease) in Outstanding Losses	(30)	8	6	2	(24)	10

Net Losses Incurred	295	320	7	8	302	328

Expenses Incurred	166	170	32	31	198	201

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income	$121	$100	$40	$33	$161	$133

Ratios After Dividends to Policyholders:

Loss	50.7%	54.3%	8.9%	11.1%	45.7%	49.6%
Expense	27.4	27.0	43.2	43.7	29.1	28.7

Combined	78.1%	81.3%	52.1%	54.8%	74.8%	78.3%

Premiums Written as a % of Total	19.1%	19.8%	2.4%	2.3%	21.5%	22.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2015	2014	2015	2014		2015	2014
Net Premiums Written	$3,171	$3,169	$—	$—		$3,171	$3,169
Decrease (Increase) in Unearned Premiums	(5)	(50)	—	—		(5)	(50)

Net Premiums Earned	3,166	3,119	—	—		3,166	3,119

Net Losses Paid	1,667	1,605	8	10		1,675	1,615
Increase (Decrease) in Outstanding Losses	(30)	74	(12)	(10)		(42)	64

Net Losses Incurred	1,637	1,679	(4)	—		1,633	1,679

Expenses Incurred	996	1,004	—	—		996	1,004

Dividends Incurred	11	11	—	—		11	11

Statutory Underwriting Income	$522	$425	$4	$—		526	425

Increase (Decrease) in Deferred Acquisition Costs						(1)	14

GAAP Underwriting Income						$525	$439

Ratios After Dividends to Policyholders:

Loss	51.9%	54.0%	* %	*	%	51.8%	54.0%
Expense	31.5	31.8	*	*		31.5	31.8

Combined	83.4%	85.8%	* %	*	%	83.3%	85.8%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2015	2014	2015	2014	2015	2014

Net Premiums Written	$2,534	$2,444	$637	$725	$3,171	$3,169
Decrease (Increase) in Unearned Premiums	(63)	(88)	58	38	(5)	(50)

Net Premiums Earned	2,471	2,356	695	763	3,166	3,119

Net Losses Paid	1,314	1,211	361	404	1,675	1,615
Increase (Decrease) in Outstanding Losses	(31)	47	(11)	17	(42)	64

Net Losses Incurred	1,283	1,258	350	421	1,633	1,679

Expenses Incurred	738	711	258	293	996	1,004

Dividends Incurred	11	11	—	—	11	11

Statutory Underwriting Income	$439	$376	$87	$49	526	425

Increase (Decrease) in Deferred Acquisition Costs					(1)	14

GAAP Underwriting Income					$525	$439

Ratios After Dividends to Policyholders:

Loss	52.1%	53.7%	50.4%	55.2%	51.8%	54.0%
Expense	29.3	29.2	40.5	40.4	31.5	31.8

Combined	81.4%	82.9%	90.9%	95.6%	83.3%	85.8%

Premiums Written as a % of Total	79.9%	77.1%	20.1%	22.9%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$539	$558	$2,139	$2,093	$745	$738	$3,423	$3,389
Decrease (Increase) in Unearned Premiums	(6)	(17)	(52)	(68)	(1)	(8)	(59)	(93)

Net Premiums Earned	533	541	2,087	2,025	744	730	3,364	3,296

Net Losses Paid	338	344	1,167	1,161	394	339	1,899	1,844
Increase (Decrease) in Outstanding Losses	15	15	88	70	6	42	109	127

Net Losses Incurred	353	359	1,255	1,231	400	381	2,008	1,971

Expenses Incurred	172	173	675	658	296	306	1,143	1,137

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$8	$9	$157	$136	$48	$43	$213	$188

Ratios After Dividends to Policyholders:

Loss	66.2%	66.4%	60.1%	60.8%	53.8%	52.2%	59.7%	59.8%
Expense	31.9	31.0	31.6	31.4	39.7	41.5	33.4	33.5

Combined	98.1%	97.4%	91.7%	92.2%	93.5%	93.7%	93.1%	93.3%

Premiums Written as a % of Total	5.6%	5.9%	22.3%	22.2%	7.8%	7.8%	35.7%	35.9%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$843	$837	$1,243	$1,251	$989	$874	$1,131	$1,122	$4,206	$4,084
Decrease (Increase) in Unearned Premiums	(7)	(1)	(11)	(30)	(72)	(53)	(39)	(57)	(129)	(141)

Net Premiums Earned	836	836	1,232	1,221	917	821	1,092	1,065	4,077	3,943

Net Losses Paid	439	392	703	740	406	390	587	652	2,135	2,174
Increase (Decrease) in Outstanding Losses	(10)	32	12	12	174	97	25	18	201	159

Net Losses Incurred	429	424	715	752	580	487	612	670	2,336	2,333

Expenses Incurred	317	315	346	356	212	191	392	386	1,267	1,248

Dividends Incurred	—	—	—	—	28	29	—	—	28	29

Statutory Underwriting Income	$90	$97	$171	$113	$97	$114	$88	$9	$446	$333

Ratios After Dividends to Policyholders:

Loss	51.3%	50.7%	58.1%	61.6%	65.2%	61.5%	56.0%	62.9%	57.7%	59.6%
Expense	37.6	37.7	27.8	28.4	22.1	22.6	34.7	34.4	30.3	30.8

Combined	88.9%	88.4%	85.9%	90.0%	87.3%	84.1%	90.7%	97.3%	88.0%	90.4%

Premiums Written as a % of Total	8.8%	8.9%	13.0%	13.2%	10.3%	9.2%	11.8%	11.9%	43.9%	43.2%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$1,724	$1,753	$234	$227	$1,958	$1,980
Decrease (Increase) in Unearned Premiums	7	(7)	(1)	(1)	6	(8)

Net Premiums Earned	1,731	1,746	233	226	1,964	1,972

Net Losses Paid	1,021	1,058	6	58	1,027	1,116
Increase (Decrease) in Outstanding Losses	(107)	(112)	4	8	(103)	(104)

Net Losses Incurred	914	946	10	66	924	1,012

Expenses Incurred	491	504	98	98	589	602

Dividends Incurred	—	—	3	3	3	3

Statutory Underwriting Income	$326	$296	$122	$59	$448	$355

Ratios After Dividends to Policyholders:

Loss	52.8%	54.2%	4.4%	29.6%	47.1%	51.4%
Expense	28.5	28.7	42.4	43.7	30.1	30.4

Combined	81.3%	82.9%	46.8%	73.3%	77.2%	81.8%

Premiums Written as a % of Total	18.0%	18.5%	2.4%	2.4%	20.4%	20.9%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2015	2014	2015	2014		2015	2014
Net Premiums Written	$9,587	$9,453	$(1)	$1		$9,586	$9,454
Decrease (Increase) in Unearned Premiums	(182)	(242)	—	—		(182)	(242)

Net Premiums Earned	9,405	9,211	(1)	1		9,404	9,212

Net Losses Paid	5,061	5,134	23	31		5,084	5,165
Increase (Decrease) in Outstanding Losses	207	182	(31)	(31)		176	151

Net Losses Incurred	5,268	5,316	(8)	—		5,260	5,316

Expenses Incurred	2,999	2,987	—	—		2,999	2,987

Dividends Incurred	31	32	—	—		31	32

Statutory Underwriting Income	$1,107	$876	$7	$1		1,114	877

Increase in Deferred Acquisition Costs						44	48

GAAP Underwriting Income						$1,158	$925

Ratios After Dividends to Policyholders:

Loss	56.2%	57.9%	* %	*	%	56.1%	57.9%
Expense	31.4	31.7	*	*		31.4	31.7

Combined	87.6%	89.6%	* %	*	%	87.5%	89.6%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2015	2014	2015	2014	2015	2014

Net Premiums Written	$7,481	$7,151	$2,105	$2,303	$9,586	$9,454
Decrease (Increase) in Unearned Premiums	(169)	(197)	(13)	(45)	(182)	(242)

Net Premiums Earned	7,312	6,954	2,092	2,258	9,404	9,212

Net Losses Paid	3,982	3,907	1,102	1,258	5,084	5,165
Increase (Decrease) in Outstanding Losses	212	198	(36)	(47)	176	151

Net Losses Incurred	4,194	4,105	1,066	1,211	5,260	5,316

Expenses Incurred	2,177	2,094	822	893	2,999	2,987

Dividends Incurred	31	32	—	—	31	32

Statutory Underwriting Income	$910	$723	$204	$154	1,114	877

Increase in Deferred Acquisition Costs					44	48

GAAP Underwriting Income					$1,158	$925

Ratios After Dividends to Policyholders:

Loss	57.6%	59.3%	51.0%	53.6%	56.1%	57.9%
Expense	29.2	29.4	39.0	38.8	31.4	31.7

Combined	86.8%	88.7%	90.0%	92.4%	87.5%	89.6%

Premiums Written as a % of Total	78.0%	75.6%	22.0%	24.4%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income tax.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) and the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended September 30
	Third Quarter		Nine Months
	2015	2014	2015	2014
	(dollars in millions)
Annualized Net Income	$2,404	$2,376	$1,960	$2,056
Average Shareholders’ Equity	$16,145	$16,502	$16,187	$16,332

Return on Equity	14.9%	14.4%	12.1%	12.6%

Annualized Operating Income	$2,188	$2,088	$1,860	$1,752
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,667	$14,827	$14,544	$14,823

Operating Return on Equity	14.9%	14.1%	12.8%	11.8%